HSBC FUNDS

HSBC ADVISOR FUNDS TRUST

(each a “Trust”, together the “Trusts”)

Supplement dated May 13, 2016
to the Statements of Additional Information (“SAIs”)
dated February 28, 2016

SunGard Investor Services, LLC, the transfer agent of the Trusts, was recently acquired by FIS Investor Services LLC. As a result, the following change is being made to the Trust’s SAIs:

Effective May 16, 2016, the paragraph under the “TRANSFER AGENT” section in the SAIs is being replaced with the following:

Under a Transfer Agency Services Agreement, FIS Investor Services LLC acts as transfer agent (“Transfer Agent”) for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trust. The principal business address of FIS Transfer Agency is 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE